Investor Relations Presentation February, 2016 EXHIBIT 99.2

Safe Harbor Statement

Any
statements
set
forth
herein
that
are
not
historical
facts
are
forward-looking
statements
that
involve
risks
and
uncertainties
that
could
cause
actual
results
to
differ
materially
from
those
in
the
forward-looking
statements.
Such
forward-looking
statements
include,
but
are
not
limited
to,
statements
regarding
update
to
Diodes
Incorporated’s
first
quarter
2016
business
outlook
as
of
February
16,
2016,
which
includes
the
following:
expect
revenue
to
range
between
$214
million
and
$235
million,
or
flat
to
up
10
percent
sequentially,
including
the
first
full
quarter
of
revenue
from
Pericom;
expect
non-GAAP
gross
margin
to
be
30.0
percent,
plus
or
minus
2
percent;
non-GAAP
operating
expenses
are
expected
to
be
approximately
25.5
percent
of
revenue,
plus
or
minus
1
percent;
expect
interest
expense
to
be
approximately
3.4
million;
expect
income
tax
rate
to
be
28
percent,
plus
or
minus
3
percent,
and
shares
used
to
calculate
diluted
EPS
for
the
first
quarter
are
anticipated
to
be
approximately
49.5
million;
purchase
accounting
adjustments
related
to
Pericom
and
previous
acquisitions
of
$8.0
million
after
tax
are
not
included
in
these
non-GAAP
estimates;
and
other
statements
identified
by
words
such
as
“estimates,”
“expects,”
“projects,”
“plans,”
“will”
and
similar
expressions.
Potential
risks
and
uncertainties
include,
but
are
not
limited
to,
such
factors
as:
the
risk
that
such
expectations
may
not
be
met:
the
risk
that
the
expected
benefits
of
acquisitions
may
not
be
realized;
Diodes’
business
and
growth
strategy;
the
introduction
and
market
reception
to
new
product
announcements;
fluctuations
in
product
demand
and
supply;
prospects
for
the
global
economy;
continued
introduction
of
new
products;
Diodes’
ability
to
maintain
customer
and
vendor
relationships;
technological
advancements;
impact
of
competitive
products
and
pricing;
growth
in
targeted
markets;
successful
integration
of
acquired
companies
and/or
assets;
Diodes’
ability
to
successfully
make
additional
acquisitions;
risks
of
domestic
and
foreign
operations,
including
excessive
operation
costs,
labor
shortages,
higher
tax
rates
and
joint
venture
prospects;
unfavorable
currency
exchange
rates;
availability
of
tax
credits;
Diodes’
ability
to
maintain
its
current
growth
strategy
or
continue
to
maintain
its
current
performance
and
loadings
in
manufacturing
facilities;
our
future
guidance
may
be
incorrect;
the
global
economic
weakness
may
be
more
severe
or
last
longer
than
Diodes
currently
anticipate;
breaches
of
our
information
technology
systems;
and
other
information,
including
the
“Risk
Factors,”
detailed
from
time
to
time
in
filings
with
the
United
States
Securities
and
Exchange
Commission.
This
presentation
also
contains
non-GAAP
measures.
See
the
Company’s
press
releases
on
February
16,
2016
titled,
“Diodes
Incorporated
Reports
fourth
Quarter
and
Fiscal
2015
Financial
Results”
and
on
March
11,
2016
titled,
“Diodes
Incorporated
Reports
Revised
Fourth
Quarter
2015
GAAP
EPS
of
($0.10)
Previously
Reported
Non-GAAP
EPS
of
$0.14
Remains
Unchanged”
for
detailed
information
related
to
the
Company’s
non-GAAP
measures
and
a
reconciliation
of
GAAP
net
income
to
non-GAAP
net
income.

Management Representative

Dr. Keh-Shew Lu
President and CEO
Diodes Incorporated
Since 2005
Texas Instruments          27 years
Experience:
Senior Vice President of TI Worldwide Analog and Logic
President
of
Texas
Instruments
–
Asia
Education:
Master's Degree and Doctorate in Electrical Engineering
Texas Tech University
Bachelor's Degree in Engineering
National
Cheng
Kung
University
-
Taiwan

Company Representative

Laura Mehrl
Director of Investor Relations
Since May 2010
Experience:
Director of Investor Relations, Diodes Incorporated, Plano, Texas
Senior Business Development Manager, STMicroelectronics, Carrollton, Texas
Sales Director for Analog Devices Inc., Shanghai, China
Product Marketing Manager at Texas Instruments (TI), Dallas, Texas
Senior Engineer at Lattice Semiconductor Inc., Hillsboro, Oregon
Wafer fab
design engineer and product engineer at TI, Lubbock, Texas
Education:
MBA with concentration in International Marketing, Texas Tech University
BS in Electrical and Computer Engineering, University of Iowa

A leading global manufacturer and
supplier of high-quality application
specific, standard products within
the broad discrete, logic and analog
markets, serving the consumer,
computing, communications,
Industrial and automotive
segments.
About Diodes Incorporated

DIODES
DIODES
DIODES
DIODES
DIODES
DIODES
DIODES
DIODES
DIODES
DIODES

DIODES
INCORPORATED

Business Objective
To consistently achieve
above-market profitable growth,
utilizing our innovative and
cost-effective packaging and
silicon
technology, suited for high volume,
high growth
markets by leveraging
process expertise and design excellence
to deliver high quality semiconductor products.

2015 Total Semiconductor Market ($335 bn)
Significant Market Opportunity

$140 bn
$33 bn
$77 bn
$45 bn
$21 bn
Diodes’ SAM:
$10
-
$12
bn
Diodes’ SAM:
$14
-
$16
bn
Opto
$19 bn
Std Logic
Analog
Discrete
Micro/Special
Memory
Diodes’ SAM:
$1
-
$3
bn

Packaging Capacity & Capability
Application Space
Power Density
Miniaturization
Customer Base
End Equipment Content
Product Performance
Product Breadth
Product Portfolio

Diodes Growth Strategy

Many Paths for Growth:
Product Portfolio
Product arena
Product line expansion
Performance enhancement
Application Space
Targeted end equipment
Broad customer base
Increased product coverage
Packaging Breadth
Broad packaging portfolio
Increased power density
Small form factor

2006
2010
Product Portfolio Progression

Discrete
Diodes
MOSFETs
Rectifiers
Transistors
Protection Devices
Analog
Power Management
Power Switches
Standard Linear
Sensors
LED Drivers
AC-DC Converters
Logic
Low Voltage CMOS
High Speed CMOS
Advanced Ultra-Low
Power CMOS

SKY Rectifiers
MOSFETs
Bipolar LDO
DC-DC
(Asynchronous)
AC-DC
(Secondary side
controllers)
LED Drivers
(DC Input)
Performance Enhancement

Diodes’ product upgrade has expanded our SAM.
SBR
®
(Super Barrier
Rectifiers) (Vb
< 400v)
DIOFET
TM
(Low R
DS(on)
, Vb
< 100V)
CMOS LDO (Low power)
DC-DC
(Asynchronous, high current)
AC-DC
(Primary side controllers,
Secondary side controllers)
LED Drivers
(AC Input)
DIODESTAR
TM
Rectifiers
(Vb
> 600v)
DIODESTAR
TM
MOSFETs
(Ultra low R
DS(on)
, Vb
> 600V)
Low Noise LDO
DC-DC
(Synchronous, with low & high current)
AC-DC
(Quick Charging Controller solutions)
LED Drivers
(Full-Voltage Range, Triac-
Dimmable/Non-Dimmable)

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Helsinki
Finland
+19 °C
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DIODES INCORPORATED

Efficiency, Functionality and Control for Smartphones

LED Backlighting
LED Drivers
Boost Converters
Schottky Diodes
LCD / OLED Display Bias
LCD Bias ICs
OLED Bias ICs
Schottky Diodes
LED Flash Module
Camera Flash Drivers
ZXMN series MOSFETs
Keypad Backlighting
LED Drivers
Boost Converters
Schottky Diodes
System Voltage Conversion
Low Dropout Regulators
DC-DC Converters
Schottky Diodes
Low-Saturation Bipolar Transistors
GPS Antenna Detection
Current Monitors
Battery Power Management
USB Power Switches
Current Monitors
Charger ICs
Low-Saturation Bipolar Transistors
ZXMP series MOSFETs
RF Power Amplifier
Low Dropout Regulators
Audio Amplifier
Class D Amplifier
System Interface
USB Power Switches
Zener and TVS Arrays

Strong Relationships Drive LCD/LED TV Product Roadmaps
LCD Display Buffer
40V High-gain BJT
System Power Conversion
Low Dropout Regulators
DC-DC Converters
Voltage References
Synchronous MOSFET Controllers
40V/100V SBR and Schottkys
Bridge Rectifier Diodes
LCD LED Backlighting
Current Monitors
400V High-gain NPN BJT
60V/100V High-gain NPN BJT
60V/100V N-channel MOSFETS
CCFL Backlighting
30V Low On-resistance MOSFETs
System Interface
USB Power Switches
Zener and TVS Arrays
System Power Management
Buck DC-DC Converters
Low Dropout Regulators
20V/30V/40V SBR® and Schottkys
30V P-Channel MOSFETs
30V Low-saturation PNP BJT
Antenna Tuner
DC-DC Converters
40V Schottkys
Audio Amplifier
Buck DC-DC Converters
Schottky Diodes
SBR
Class D Amplifier

Product Breadth and Performance for Computing Platforms
LCD / LED Backlighting
LED Drivers
Boost Converters
Schottky Diodes
Battery Power Management
Current Monitors
Load Switches
Low-Saturation BJT
ZXMP series MOSFETs
System Voltage Conversion
Low Dropout Regulators
DC-DC Converters
Schottky Diodes
Low-Saturation BJT
Open / Close Detection
Hall Effect Sensors
Hall Effect Drivers
System Power Management
Buck DC-DC Converters
Low Dropout Regulators
Super Barrier Rectifiers
Schottky Diodes
P-Channel MOSFETs
Low-Saturation BJT
System Interface
USB Power Switches
Zener and TVS Arrays
Audio Amplifier
Buck DC-DC Converters
Schottky Diodes
Super Barrier Rectifiers
Class D Amplifier
Wireless Connectivity
DC-DC Converters
Low Dropout Regulators

Automotive
Networking
ESD Protection
TVS  Protection
Seat Control
Module
Hall Sensor
SBR
IntelliFET
®
Voltage Reference
Body Control Module
Bipolar Transistors
Shunt Regulator
Voltage Reference
IntelliFET
MOSFETs
Hall Sensor
Braking Control Unit
Voltage Reference
IntelliFETs
MOSFETs
Hall Sensor
Powertrain
MOSFET
Hall Sensor
Super Barrier Rectifier
®
(SBR)
Daytime
Running Lights
LED Drivers
Schottky Diodes
MOSFETs
Bipolar Transistors
Interior Light
LED Drivers
Schottky Diodes
MOSFETs
Bipolar Transistors
SBR and IntelliFET
are registered trademarks of Diodes Incorporated
Automotive Quality for Demanding Automotive Applications

Power and Signal Management for the Broad Industrial Market
Power Management
AC-DC Converters
DC-DC Converters
LDO Regulators
HV Regulators
Shunt Regulators
Gate Drivers
Synchronous Rectifiers
HV Rectifiers and Bridges
SBRs
HV Switches
Signal Conditioning
Op Amps
Comparators
Linear Hall
Voltage Reference
Logic
Current Monitors
ESD Protection
TVS Protection
Illumination
LED Drivers
Synchronous Rectifiers
HV Rectifiers and Bridges
SBRs
HV Switches
MOSFETs
System Protection
Hall Sensors
ESD Protection
TVS Protection
Motor Control
Hall Sensors
Motor Control/Drivers
MOSFETs
H-Bridges
SBR
Gate Drivers
Actuators/Drivers
Hall Sensors
Relay Drivers
IntelliFET
MOSFETs

Market Trend
Complete Charger and Power Adapter Solution and Trend
Primary
Rectifiers
Bridges
Diodes
Switches
HV BJT
PSR
Controllers
AP3775/6
Secondary
Rectifiers
Schottky
Diodes
SBR
®
Sync.
Rectifiers
Standby Power
Cost
System Efficiency
New Technology
PSR
Accelerator
AP434X

TSSOP-8/14/16L
SOT89
SC59
SOT353/363
SOT143/SC82
SOT543/553
/563/666
SOT223
~ 2015
SOT953/963
QSOP-16/20L
TSOT23-5/6
DFN0603
PowerDI-5SP
Power5060-8L
ITO220AC-S
DFN1114-3
DFN5060-4
Power3333-8L
DFN0808-4
DFN0806-3
PD-123/323
PowerDI3030
MSOP-8/10L
TO263-2/3/5L
TO220-3L
SOP-8/14/16L-EP
MSOP-8/EP
TO252-2/3/4/5L
SOD523
SOD323/-F
SOIC-14/16L
TO220-5L
ITO220S
TO262AA
QFN5050-32
SOP-8L
QFN4040-20
PowerDi-5
SOT523
SOT25/26
PDI3333-8
(Stack die + Clip)
DFN0604-3
2016 ~
TO252-4L(Auto)
(Stack die+Al wire)
SOD123
DFN0806-6
Packaging Focus: Miniaturization and Power Efficiency

PM-III
SOD923
D2PAK-7L
DFN1212-4
(Flip Chip QFN)
DFN1616-2
DFN1310H3-6
QFN3055-28
PD3020B-8
(Pre-mold)
DFN2020F-8

0.62mm
0.32mm
0.3mm
DFN0603
0.6mm
0.3mm
0.275mm
DDFN0603
0.4mm
0.2mm
0.175mm
DDFN0402

DIODES

DIODES INCORPORATED

Packaging Focus: Miniaturization and Power Efficiency
Power Efficiency
Miniaturization
DDFN0402 Possibly
the smallest Discrete
semiconductor package.
Compared to a TO252, the
PowerDI
®
5
package delivers
twice the power density from
a 55% smaller footprint.
PowerDI
®
5
TO252

Shanghai-based packaging with capacity
approximately 30 billion units
The new packaging facility in Chengdu has
a potential capacity of 5X that of Shanghai
Additional packaging facilities in Neuhaus,
Germany and in Chengdu, China
Two discrete fabs, two analog fabs
in Kansas City, Missouri (5” and 6”),
Oldham, United Kingdom (6”),
and Shanghai  (6”) respectively
Bipolar, BiCMOS, CMOS & BCD process
Strong engineering capabilities
CapEx
Model
=
5%
-
9%
of
Revenue
Packaging
Wafer Fabs
Economies of Scale: Loading Percentage in Shanghai
Efficient Manufacturing + Superior Processes
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
78.8%
91.0%
80.7%
83.5%
91.4%
81.4%

OSRAM Hisense tyco SHINKO BOSE amazon.com DELPHI SEAGATE

HUAWEI SAGEM SUNPOWER ECHOSTAR intel hp LEAR CORPORATION QUALCOMM LITEON wistron

MAGNA SHARP EMC² JABIL TESLA SAMSUNG SIEMENS KONKA 康佳 Schneider Electric DELTA

FOXCONN Google LG Electronics DELL NVIDIA PHILIPS HELLA GoPro TCL ZTE

Panasonic Roche BOSCH CMO Haier CELESTICA Cisco Systems AmTRAN EMERSON Micron LEXMARK

Continental BROADCOM AUO P&G HARMAN Honeywell htc flex Inventec lenovo

COMPAL ELECTRONICS, INC. GE muRata Innovator in Electronics Autoliv technicolor Xiaomi Skyworth ARRIS CREE SANMINA

DIODES INCORPORATED

Collaborative Customer Relationships Page 20 Quanta

70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
15.6%
-3.3%
59.9%
13.5%
16.9%
-0.5%
8.0%
-1.3%
4.0%
-12.2%
41.1%
34.4%
3.6%
-6.2%
-0.20%
-7.1%
30.5%
6.8%
7.7%
11.4%
-3.5%
-4.9%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
DIODES

DIODES INCORPORATED

Annual Revenue Growth Rates Outperforming the Industry Page 21 Industry (Discrete + Analog + Logic) 2005 to 2015 Growth Diodes Inc.: 14.7% SAM Industry: 3.1%

Revenue Growth
( In millions )
+41%
+3.6%
-0.2%
+7.7%
( Acquisition Years )
*
*
*
*
*
+30.5%
-4.7%

215
343
401
433
434
613
635
634
826.8
890.7
848.9
0
100
200
300
400
500
600
700
800
900
1000
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Revenue Profile –
4Q2015
By Channel
By Region
By End Market

9%
81%
10%
Asia Pacific
Europe
North America
66%
34%
Distribution
OEM / EMS
18%
20%
25%
32%
5%
Industrial
Consumer
Communications
Automotive
Computing

Summary of Year 2015
Completed the acquisition of Pericom
Semiconductor on November 24 and included the initial purchase accounting adjustments in the fourth quarter 2015 GAAP results;
Revenue was $848.9 million, a decrease of 4.7 percent over the $890.7 million in 2014;
Non-GAAP Gross profit was $251.6 million as compared to GAAP gross profit of $277.3 million in 2014;
Non-GAAP gross margin was 29.6 percent compared to GAAP gross margin of 31.1 percent in 2014;
GAAP net income was $24.3 million, or $0.49 per diluted share, compared to $63.7 million, or $1.31 per diluted share in 2014;
Non-GAAP net income was $42.3 million, or $0.86 per diluted share, compared to $70.1 million, or $1.44 per diluted share in the prior year;
Excluding share-based compensation expense, both GAAP and non-GAAP adjusted diluted ESP would have increased by an additional $0.05 per diluted share in the fourth quarter and $0.20 for the full year.
Achieved $118.1 million cash flow from operations and negative $15.1 million free cash flow, which includes
$133.2 million of capital expenditure.  Net cash flow was a negative $24.6 million, which includes the pay down of $66 million of long-term debt.
Re-Purchased 466,010 shares of common stock totaling $11.0 million.

Fourth Quarter 2015 Financial Performance

In millions, except per share
4Q14
3Q15
4Q15
Revenue
$223.7
$208.9
$214.4
Revenue Growth
-4.2%
2.6%
Gross Profit (GAAP)
$70.7
$61.6
$53.6
Gross Profit Margin % (GAAP)
31.6%
29.5%
25.0%
Net Income (GAAP)
$16.7
$2.8
-$4.8
Net Income (non-GAAP)
$18.3
$6.3
$6.7
EPS (non-GAAP)
$0.38
$0.13
$0.14
Cash Flow from Operations
$26.9
$45.5
$19.7
EBITDA (non-GAAP)
$42.7
$29.7
$16.6

Balance Sheet

Dec 31, 2014
Cash
$197
$243
$218
Short-term Investments
$23
$12
$65
Inventory
$180
$182
$203
Current Assets
$650
$687
$751
Total Assets
$1162
$1179
$1601
Long-term Debt
$183
$141
$456
Total Liabilities
$419
$369
$758
Total Equity
$744
$810
$843
Dec 31, 2015
In millions
Dec 31, 2013

Expect revenue to range between $214 million and $235 million, or flat to up 10 percent sequentially, including the first full quarter of revenue from Pericom;
Expect non-GAAP gross margin to be 30.0 percent, plus or minus 2 percent;
Non-GAAP operating expenses are expected to be approximately 25.5 percent of revenue, plus or minus 1 percent;
Expect interest expense to be approximately 3.4 million;
Expect income tax rate to be 28 percent, plus or minus 3 percent, and shares used to calculate diluted EPS for the first quarter are anticipated to be approximately 49.5 million; and
Purchase accounting adjustments related to Pericom and previous acquisitions of $8.0 million after tax are not included in these non-GAAP estimates.
1Q 2016 Business Outlook

Manufacturing Cost Leadership
High-volume End-market Focus
Strong Customer Relationships
Aggressive New Product Introduction
Strategic Acquisitions
Innovative Process and Packaging Technology
Product Portfolio Expansion
Diodes Revenue Growth

Diodes Strategy: Profitable Growth Page 28

DIODES INCORPORATED

SmartMoney
WALL STREET JOURNAL
20TH ANNIVERSARY ISSUE

Thank you
Company Contact:
Diodes Incorporated
Laura Mehrl
Director of Investor Relations
P: 972-987-3959
E: laura_mehrl@diodes.com
Investor Relations Contact:
Shelton Group
Leanne K. Sievers
EVP, Investor Relations
P: 949-224-3874
E: lsievers@diodes.com
www.diodes.com
Diodes was named one
of the 10 Best Stocks
of the Past 20 Years
March 2012